UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

COLUMBUS McKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-34362	16-0547600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (716) 689-5400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 14, 2026, Columbus McKinnon Corporation (the “Company”) issued a press release announcing preliminary estimated selected financial results as of and for each of the three and nine months ended December 31, 2025. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 hereto is deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth in such filing.

Item 7.01	Regulation FD Disclosure.

Lender Presentation

Beginning on January 14, 2026, the Company will use a lender presentation (the “Lender Presentation”) in connection with meetings with prospective lenders to discuss a proposed term loan financing (the “Term Loan Financing”) in connection with the Company’s previously announced proposed acquisition (the “Acquisition”) of Kito Crosby Limited (“Kito Crosby”) pursuant to the Stock Purchase Agreement, dated February 10, 2025, by and among the Company, Kito Crosby, the equity holders of Kito Crosby set forth on the signature pages thereto and Ascend Overseas Limited, solely in its capacity as the representative.

A copy of the relevant portions of the Lender Presentation is furnished herewith pursuant to Regulation FD, in the general form presented in the Lender Presentation, as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Interim Unaudited Consolidated Financial Statements of Kito Crosby

For use in connection with the Lender Presentation, the Company is disclosing the interim unaudited condensed consolidated financial statements of Kito Crosby and its subsidiaries as of September 30, 2025 and December 31, 2024 and the three and nine months ended September 30, 2025 and 2024, and the notes related thereto. This information is included in Exhibit 99.3 attached to this Current Report on Form 8-K and incorporated herein by reference.

Preliminary Unaudited Estimated Selected Financial Results of Kito Crosby

For use in connection with the Lender Presentation, the Company is disclosing certain preliminary unaudited estimated financial results as of and for the fiscal year ended December 31, 2025 for Kito Crosby.

Kito Crosby’s financial results as of and for the fiscal year ended December 31, 2025 are not yet complete and are not expected to be available until after the completion of the Term Loan Financing. Accordingly, the Company is disclosing ranges, rather than specific amounts, for certain estimated preliminary unaudited financial results of Kito Crosby set forth below as of and for the fiscal year ended December 31, 2025. The unaudited estimated financial results set forth below are preliminary and subject to revision upon Kito Crosby’s completion of its fiscal year end financial closing processes and its fiscal year-end audit. Kito Crosby’s estimated preliminary unaudited financial results set forth below are forward-looking statements based solely upon information available to the Company as of the date of this Current Report on Form 8-K. This data is not a comprehensive statement of Kito Crosby’s financial results for the fiscal year ended December 31, 2025, and Kito Crosby’s actual results may differ materially from the estimated preliminary unaudited financial results set forth below upon the completion of its financial closing procedures, as a result of the fiscal year-end audit or upon occurrence of other developments that may arise prior to the time its financial results are finalized. You should not place undue reliance on these preliminary estimates.

Kito Crosby’s independent auditor, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to the estimated preliminary financial results. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Based upon such preliminary estimated financial results, Kito Crosby expects that its net sales for the fiscal year ended December 31, 2025 will range between $1,130 million to $1,140 million and Adjusted EBITDA will range between $268 million to $275 million. Kito Crosby also estimates, based upon such preliminary estimated financial results, that Kito Crosby’s orders received during the fiscal year ended December 31, 2025 will range between $1,175 million and $1,180 million and that, as of December 31, 2025, its backlog will range between $200 million and $205 million.

The Company has not included a GAAP reconciliation for Kito Crosby’s Adjusted EBITDA for the fiscal year ended December 31, 2025 to anticipated net income for Kito Crosby because Kito Crosby has not yet completed its financial closing procedures for the fiscal year ended December 31, 2025 and such reconciliation could not be produced without unreasonable effort.

Preliminary Unaudited Estimated Selected Financial Results of Divestiture Business

For use in connection with the Lender Presentation, the Company is disclosing certain preliminary unaudited estimated financial results for the three and nine months ended December 31, 2025 for its U.S. power chain hoist and chain manufacturing operations based out of its Damascus, Virginia and Lexington, Tennessee facilities expected to be divested, as previously announced (the “Divestiture Business”).

The Divestiture Business’s financial results for the three and nine months ended December 31, 2025 are not yet complete and are not expected to be available until after the completion of the Term Loan Financing. Accordingly, the Company is disclosing ranges, rather than specific amounts, for certain estimated preliminary unaudited financial results of the Divestiture Business set forth below for the three and nine months ended December 31, 2025. The unaudited estimated financial results set forth below are preliminary and subject to revision upon the Company’s completion of its quarter-end financial closing processes. The Company’s estimated preliminary unaudited financial results of the Divestiture Business set forth below are forward-looking statements based solely upon information available to the Company as of the date of this Current Report on Form 8-K. This data is not a comprehensive statement of the Divestiture Business’s financial results for the three and nine months ended December 31, 2025, and the Company and the Divestiture Business’s actual results may differ materially from the estimated preliminary unaudited financial results set forth below upon the completion of its financial closing procedures or upon occurrence of other developments that may arise prior to the time its financial results are finalized. You should not place undue reliance on these preliminary estimates.

The Company’s independent auditor, Ernst & Young LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

Based on information currently available to the Company, the Company currently expects that the Divestiture Business contributed between $33 million to $36 million and between $10 million to $15 million to its net sales and Adjusted EBITDA, respectively, for the three months ended December 31, 2025 and between $100 million to $105 million and between $30 million to $38 million to its net sales and Adjusted EBITDA, respectively, for the nine months ended December 31, 2025.

The Company has not included a GAAP reconciliation for the Divestiture Business’s Adjusted EBITDA for the three and nine months ended December 31, 2025 to anticipated net income for the Divestiture Business because the Company has not yet completed its financial closing procedures for the fiscal quarter ended December 31, 2025 and such reconciliation could not be produced without unreasonable effort.

The information contained in this Item 7.01 and Exhibit 99.2 hereto is deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth in such filing.

Forward-Looking Statements

This report may contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, the statements about the proposed Term Loan Financing, the Company’s intention to enter into the proposed Term Loan Financing, the expected use of proceeds, the Acquisition of Kito Crosby, the sale of the Divestiture Business, the preliminary unaudited estimates of net sales, Adjusted EBITDA, orders and backlog of the Company as of and for the three and nine months ended December 31, 2025, the preliminary unaudited estimates of net sales, Adjusted EBITDA, orders and backlog of Kito Crosby as of and for the fiscal year ended December 31, 2025, the preliminary unaudited estimate of Adjusted earnings per share of the Company for the three and nine months ended December 31, 2025 and the preliminary unaudited estimates of net sales and Adjusted EBITDA for the Divestiture Business for the three and nine months ended December 31, 2025. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s, the Divestiture Business’ and Kito Crosby’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and except as required by applicable law, the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated January 14, 2026.

99.2	Excerpts from Lender Presentation, dated January 14, 2026.

99.3	Interim unaudited condensed consolidated financial statements of Kito Crosby and its subsidiaries as of September 30, 2025 and December 31, 2024 and the three and nine months ended September 30, 2025 and 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: January 14, 2026